                                                                    Exhibit 10.5

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
TEXAS TIMBERJACK, INC.             BANCORPSOUTH BANK           Loan Number 265000146873
   6004 S US HWY 59               501 SOUTH WASHINGTON                    -----------------
   LUFKIN, TX 75637                MARSHALL, TX  75670         Date 4/12/2002
                                                                    -----------------------
                                                               Maturity Date 4/12/2004
                                                                             --------------
                                                               Loan Amount $ $1,500,000.00
                                                                           ----------------
                                                               Renewal Of
                                                                          -----------------
BORROWER'S NAME AND ADDRESS      LENDER'S NAME AND ADDRESS
"I" includes each borrower        "You" means the lender,
 above, joint and severally.     its successors and assigns.
=============================================================================================
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For value received, I promise to you, or your order, at your address listed above the PRINCIPAL sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS AND 00
                           ----------------------------------------------------
CENTS  Dollars $  $1,500,000.00
------         -----------------

[X] Single Advance: I will receive all this principal sum on      4/12/2002.
                                                            --------------------
No additional advances are contemplated under this note.

[ ] Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note.  On
                                            -----------------------------------
I will receive the amount of  $                                 and future
                               ---------------------------------
principle advances are contemplated.

   Conditions:  The condition for future advances are
                                                      -------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
   [ ] Open End Credit : You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other
conditions and expires on                                 .
                         ----------------------------------
   [ ] Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other condition).

INTEREST: I agree to pay interest on the outstanding principal balance from
4/12/2002 at the rate of 6.000 % per year until 4/12/2002.
---------                -----                  ---------

[ ] Variable Rate: This rate may change as stated below.

    [ ] Index Rate:  The future rate will be          the following index rate:
                                            ----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    [ ] Ceiling Rate:  The interest rate ceiling for this note is the
                                                                      ----------
ceiling rate announced by the Credit Commissioner from time to time.

    [ ] Frequency and Timing:  The rate on this note may change as often as
                                                    .                      -----
        ---------------------------------------------

 A change in the interest will take effect
                                            ------------------------------------
--------------------------------------------------------------------------------

   [ ] Limitations:  During the term of this loan, the applicable annual
interest rate will not be more than N/A          % or less than N/A          %.
                                    ----------                  ----------
The rate may not change more than  N/A % each N/A                             .
                                  ------     ----------------------------------

Effect of Variable Rate: A change in the interest rate will have the following effect on the payment:
   [ ] The amount of each scheduled    [  ] The amount of the final payment will
       payment will change.                 change.

   [ ]                                                                         .
      --------------------------------------------------------------------------

ACCRUAL METHOD: Interest will be calculated on a     ACTUAL/360 DAY     basis.
                                                   -----------------
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

   [X] on the same fixed or variable rate basis in effect before maturity
      ( as indicated above ).

   [ ] at the rate equal to                                                    .
                           ----------------------------------------------------

[ ] LATE CHARGE: If a payment is made more than            days after it is due,
                                               ------------
I agree to pay a late charge of
--------------------------------------------------------------------------------
                                                                               .
--------------------------------------------------------------------------------

[ ] ADDITIONAL CHARGES: In addition to interest , I agree to pay the following charges which [ ] are [ ] are not  included in the principal amount above:
                                                                               .
--------------------------------------------------------------------------------

PAYMENTS: I agree to pay this note as follows:

[ ] Interest: I agree to pay accrued interest
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[ ] Principal: I agree to pay the principal
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[X] Installments: I agree to pay this note in     24       payments. The first
                                              ----------
payment will be in the amount of $ $66,532.65         and will be due 5/12/2002.
                                 ---------------------                ----------
A payment of $  $66,532.65         will be due           12TH OF EACH MONTH
             ---------------------            ----------------------------------
thereafter. The final payment of the entire unpaid balance of the principal and
interest will be due    4/12/2004                                              .
                     -----------------------------------------------------------

ADDITIONAL TERMS;

ALL INVENTORY NOW OWNED AND HEREAFTER
ACQUIRED BY DEBTOR WHEREVER LOCATED,
EXCEPT PARTS INVENTORY                         ---------------------------------
6004 S US HWY 59                               [X] SECURITY: This note is
LUFKIN, TX 75904                                   separately secured by
                                                   (describe separate document
                                                   by type and date):


                                                     SEC AGRMT DATED 4/12/2002



                                               (This section is for your
                                               internal se. failure to list a
                                               separate security document does
                                               not mean the agreement will not
                                               secure this note.)

                                               ---------------------------------
--------------------------------------------
THIS WRITTEN LOAN AGREEMENT REPRESENTS
THE FINAL AGREEMENT BETWEEN THE PARTIES
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF     PURPOSE:  The purpose of this
PRIOR,                                         loan REFINANCED FROM ANOTHER
    CONTEMPORANEOUS, OR SUBSEQUENT ORAL             ----------------------------
     AGREEMENTS OF THE PARTIES.                INSTITUTION (BUSINESS)
                                               ---------------------------------



                                               SIGNATURES: I AGREE TO THE TERMS
                                               OF THIS NOT (INCLUDING THOSE ON
       THERE ARE NO UNWRITTEN ORAL             PAGE 2). I have received a copy
      AGREEMENTS BETWEEN THE PARTIES.          on today's date.

--------------------------------------------


Signature for Lender

                                               ---------------------------------
                                               TEXAS TIMBERJACK, INC.
                                               BY HAROLD ESTES, PRESIDENT

--------------------------------------------   ---------------------------------

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                                               ---------------------------------